Exhibit 10.1

                            THE GYMBOREE CORPORATION
                      FORM OF RESTRICTED STOCK AWARD NOTICE
                           2004 EQUITY INCENTIVE PLAN

         The Gymboree Corporation (the "Company") hereby grants to Participant a Restricted Stock Award (the "Award") for shares of the Company's Common Stock. The Award is subject to all the terms and conditions set forth in this Restricted Stock Award Notice (the "Award Notice") and in the Restricted Stock Award Agreement and the Company's 2004 Equity Incentive Plan (the "Plan"), which are attached to and incorporated into the Award Notice in their entirety.

PARTICIPANT:

GRANT DATE:

VESTING COMMENCEMENT DATE:

NUMBER OF SHARES:

FAIR MARKET VALUE PER SHARE ON GRANT DATE:

VESTING SCHEDULE:

Additional Terms/Acknowledgement: The undersigned Participant acknowledges receipt of, and understands and agrees to, the Award Notice, the Restricted Stock Award Agreement and the Plan. Participant further acknowledges that as of the Grant Date, the Award Notice, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on the subject.

THE GYMBOREE CORPORATION                   PARTICIPANT

                                           _____________________________________

By:                                        Taxpayer ID:_________________________

Its:
                                           Address:

                                           [ ] Check Box if Not Legally Married
ATTACHMENTS:                               PARTICIPANT'S SPOUSE
1.  Restricted Stock Award Agreement
2.  2004 Equity Incentive Plan             _____________________________________
3.  Plan Summary                                           Signature

                                           Print Name:__________________________

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                            THE GYMBOREE CORPORATION
                           2004 EQUITY INCENTIVE PLAN

                    FORM OF RESTRICTED STOCK AWARD AGREEMENT

         Pursuant to your Restricted Stock Award Notice (the "Award Notice") and this Restricted Stock Award Agreement (this "Agreement"), The Gymboree Corporation (the "Company") has granted you a Restricted Stock Award (the "Award") under its 2004 Equity Incentive Plan (the "Plan") for the number of shares of the Company's Common Stock indicated in your Award Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

         The details of the Award are as follows:

1.       VESTING

         The Award will vest and no longer be subject to forfeiture according to the vesting schedule set forth in the Award Notice (the "Vesting Schedule"). Shares subject to the portion of the Award that has vested and is no longer subject to forfeiture according to the Vesting Schedule are referred to herein as "Vested Shares." Shares subject to the portion of the Award that has not vested and remains subject to forfeiture under the Vesting Schedule are referred to herein as "Unvested Shares." The Unvested Shares will vest (and to the extent so vested cease to be Unvested Shares remaining subject to forfeiture) in accordance with the Vesting Schedule (the Unvested and Vested Shares are collectively referred to herein as the "Shares"). The Award will terminate and the Shares will be subject to forfeiture upon your Termination of Service as set forth in Section 2.

2.       TERMINATION OF AWARD UPON TERMINATION OF SERVICE

         Upon your Termination of Service, any portion of the Award which has not vested as provided in Section 1 will immediately terminate. Unless the Plan Administrator determines otherwise prior to your Termination of Service, all Unvested Shares shall immediately be forfeited upon your Termination of Service without payment of any further consideration to you.

3.       CONSIDERATION FOR AWARD

         Consideration has been paid by you to the Company for the Award in the form of services rendered.

4.       SECURITIES LAW COMPLIANCE

         4.1 You represent and warrant that you (a) have been furnished with a copy of the Plan and all information which you deem necessary to evaluate the merits and risks of receipt of the Shares, (b) have had the opportunity to ask questions and receive answers concerning the information received about the Shares and the Company, and (c) have been given the opportunity to obtain any additional information you deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company.

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         4.2      You hereby agree that you will in no event sell or distribute all or any part of the Shares unless (a) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares or (b) the Company receives an opinion of your legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration. You understand that the Company has no obligation to you to register the Shares with the SEC and has not represented to you that it will so register the Shares.

         4.3 You confirm that you have been advised, prior to your receipt of the Shares, that neither the offering of the Shares nor any offering materials have been reviewed by any administrator under the Securities Act or any other applicable securities act (the "Acts") and that the Shares have not been registered under any of the Acts and therefore cannot be resold unless they are registered under the Acts or unless an exemption from such registration is available.

         4.4 You hereby agree to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorneys' fees or legal expenses, incurred by the Company as a result of any breach by you of, or any inaccuracy in, any representation, warranty or statement made by you in this Agreement or the breach by you of any terms or conditions of this Agreement.

5.       TRANSFER RESTRICTIONS

         5.1 Restrictions on Transfer. Shares will not be sold, transferred, assigned, encumbered or otherwise disposed of in contravention of the provisions of this Agreement. Except as otherwise provided in this Agreement, such restrictions on transfer, however, will not apply to (a) a gratuitous transfer of the Shares, provided, and only if, you obtain the Company's prior written consent to such transfer, (b) a transfer of title to the Shares effected pursuant to your will or laws of intestate succession, or (c) a transfer to the Company in pledge as a security for any purchase-money indebtedness incurred by you in connection with the acquisition of the Shares.

         5.2 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in Section 5.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement, to the same extent the Shares would be so subject if retained by you.

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6.       SECTION 83(b) ELECTION FOR AWARD

         You understand that under Section 83(a) of the Code, the excess of the Fair Market Value of the Unvested Shares on the date the forfeiture restrictions lapse over the purchase price, if any, paid for such Shares will be taxed, on the date such forfeiture restrictions lapse, as ordinary income subject to payroll and withholding tax and tax reporting, as applicable. For this purpose, the term "forfeiture restrictions" means the right of the Company to receive back any Unvested Shares upon termination of your employment or services with the Company or a Related Company. You understand that you may elect under
Section 83(b) of the Code to be taxed at the time the Unvested Shares are acquired, rather than when and as the Unvested Shares cease to be subject to the forfeiture restrictions. Such election (an "83(b) Election") must be filed with the Internal Revenue Service within 30 days from the Grant Date of the Award. Even if the Fair Market Value of the Unvested Shares on the Grant Date equals the purchase price, if any, (and thus no tax is payable), you must file the election within the 30-day period to avoid the risk of adverse tax consequences in the future.

         You understand that there is a risk the Internal Revenue Service might challenge the Company's determination of the Fair Market Value of the Shares, in which case you will be deemed to have received more ordinary income than originally estimated. You also understand that (a) you will not be entitled to a deduction for any ordinary income previously recognized as a result of the 83(b) Election if the Unvested Shares are subsequently forfeited to the Company, and
(b) the 83(b) Election may cause you to recognize more ordinary income than you would have otherwise recognized if the Internal Revenue Service determines that the value of the Unvested Shares on the date the Shares are transferred is higher than the Fair Market Value of the Shares on that date as determined by the Company and/or the value of the Unvested Shares subsequently declines.

         THE FORM FOR MAKING AN 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B. YOU UNDERSTAND THAT FAILURE TO FILE SUCH AN ELECTION WITHIN THE 30-DAY PERIOD MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME BY YOU AS THE FORFEITURE RESTRICTIONS LAPSE. You further understand that an additional copy of such election form should be filed with your federal income tax return for the calendar year in which the date of this Agreement falls. You acknowledge that the foregoing is only a summary of the federal income tax laws that apply to the receipt of the Unvested Shares under this Agreement and does not purport to be complete. YOU FURTHER ACKNOWLEDGE THAT THE COMPANY HAS DIRECTED YOU TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH YOU MAY RESIDE, AND THE TAX CONSEQUENCES OF YOUR DEATH.

         You agree to execute and deliver to the Company with this Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election attached hereto as Exhibit A. You further agree that you will execute and deliver to the Company with this Agreement a copy of the 83(b) Election attached hereto as Exhibit B if you chooses to make such an election.

7.       BOOK ENTRY REGISTRATION OF THE SHARES

         The Company will issue the Shares by registering the Shares in book entry form with the Company's transfer agent in your name and the applicable restrictions will be noted in the records of the Company's transfer agent in the book entry system. No certificate(s) representing all or a part of the Shares may be issued until the Shares become Vested Shares.

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8.       STOP-TRANSFER NOTICES

         You understand and agree that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required to (a) transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement or (b) treat as the owner of the Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

9.       INDEPENDENT TAX ADVICE

         You acknowledge that determining the actual tax consequences to you of receiving or disposing of the Shares may be complicated. These tax consequences will depend, in part, on your specific situation and may also depend on the resolution of currently uncertain tax law and other variables not within the control of the Company. You are aware that you should consult a competent and independent tax advisor for a full understanding of the specific tax consequences to you of receiving or disposing of the Shares. Prior to executing this Agreement, you either have consulted with a competent tax advisor independent of the Company to obtain tax advice concerning the receipt or disposition of the Shares in light of your specific situation or you have had the opportunity to consult with such a tax advisor but chose not to do so.

10.      WITHHOLDING AND DISPOSITION OF SHARES

         As a condition to the removal of restrictions from your Vested Shares registered in book entry form with the Company's transfer agent, you agree to make arrangements satisfactory to the Company for the payment of any federal, state, local or foreign withholding tax obligations that arise either upon receipt of the Shares or as the forfeiture restrictions on any Shares lapse. Notwithstanding the previous sentence, you acknowledge and agree that the Company and any Related Company has the right to deduct from payments of any kind otherwise due to you any federal, state or local taxes of any kind required by law to be withheld with respect the Award.

11.      GENERAL PROVISIONS

         11.1 Assignment. The Company may assign its forfeiture rights at any time, whether or not such rights are then exercisable, to any person or entity selected by the Company's Board of Directors.

         11.2 No Waiver. No waiver of any provision of this Agreement will be valid unless in writing and signed by the person against whom such waiver is sought to be enforced, nor will failure to enforce any right hereunder constitute a continuing waiver of the same or a waiver of any other right hereunder.

         11.3 Cancellation of Shares. If the Company or its assignees exercises the Company's forfeiture rights in accordance with the provisions of this Agreement, then, from and after such time, the person from whom such Shares are to be forfeited will no longer have any rights as a recipient of such Shares, such Shares will be deemed forfeited in accordance with the applicable provisions of this Agreement, and the Company or its assignees will be deemed the owner and recipient of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

         11.4 Undertaking. You hereby agree to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either you or the Shares pursuant to the express provisions of this Agreement.

         11.5 Agreement Is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and will in all respects be construed in conformity with the express terms and provisions of the Plan.

         11.6 Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding on, the Company and its successors and assigns and you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person will have become a party to this Agreement and agreed in writing to join herein and be bound by the terms and conditions hereof.

         11.7 No Employment or Service Contract. Nothing in this Agreement will affect in any manner whatsoever the right or power of the Company, or a Related Company, to terminate your employment or services on behalf of the Company, for any reason, with or without Cause.

         11.8 Shareholder of Record. You will be recorded as a shareholder of the Company and will have, subject to the provisions of this Agreement and the Plan, all the rights of a shareholder with respect to the Shares.

         11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but which, upon execution, will constitute one and the same instrument.

         11.10 Governing Law. This Agreement will be construed and administered in accordance with and governed by the laws of the State of California.

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                                    EXHIBIT A

    ACKNOWLEDGMENT AND STATEMENT OF DECISION REGARDING SECTION 83(b) ELECTION

         The undersigned, a recipient of _______ shares of Common Stock of The Gymboree Corporation, a Delaware corporation (the "Company"), pursuant to a restricted stock award granted pursuant to the Company's 2004 Equity Incentive Plan (the "Plan"), hereby states as follows:

         1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the Restricted Stock Award Agreement pursuant to which the award was granted.

         2.       The undersigned either (check and complete as applicable):

                  (a)_____ has consulted, and has been fully advised by, the undersigned's own tax advisor,
                           ________________________, whose business address is
                           _________________________, regarding the federal,
                           state and local tax consequences of receiving shares under the Plan, and particularly regarding the advisability of making an election pursuant to
                           Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state law, or

                  (b)_____ has knowingly chosen not to consult such a tax
                           advisor.

         3. The undersigned hereby states that the undersigned has decided (check as applicable)

                  (a)_____ to make an election pursuant to Section 83(b) of the
                           Code, and is submitting to the Company, together with the undersigned's executed Restricted Stock Award Agreement, an executed form entitled "Election Under
                           Section 83(b) of the Internal Revenue Code of 1986", or

                  (b)_____ not to make an election pursuant to Section 83(b) of the Code.

         4. Neither the Company nor any affiliate or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

         Dated:_________________________       _________________________________

                                               _________________________________
         Dated:_________________________               Spouse of Recipient

                                               _________________________________
                                                      Spouse's Printed Name

                                    EXHIBIT B

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

         The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME OF TAXPAYER:

         NAME OF SPOUSE: ___________________________________________

         ADDRESS: __________________________________________________

                  __________________________________________________

         IDENTIFICATION NO. OF TAXPAYER:____________________________

         IDENTIFICATION NO. OF SPOUSE: _____________________________

         TAXABLE YEAR: _______________

2. The property with respect to which the election is made is described as follows: _____ shares of the Common Stock of The Gymboree Corporation, a Delaware corporation (the "Company").

3.       The date on which the property was transferred is:

4.       The property is subject to the following restrictions:

         The property is subject to a right pursuant to which taxpayer forfeits the rights in and to the Shares if for any reason taxpayer's service with the Company is terminated.

5. The aggregate fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.       The amount (if any) paid for such property is:  $___

         The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned is the person performing the services in connection with the transfer of said property.

         The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

         Dated: _______________                _________________________________
                                                            Recipient

         Dated: _______________                _________________________________
                                                       Recipient's Spouse

                                       B-2
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                             DISTRIBUTION OF COPIES

1. File original with the Internal Revenue Service Center where the taxpayer's income tax return will be filed. Filing must be made by no later than 30 days after the date the property was transferred.

2. Attach one copy to the taxpayer's income tax return for the taxable year in which the property was transferred.

3.       Mail one copy to the Company at the following address:

                           The Gymboree Corporation
                           500 Howard Street
                           San Francisco, CA  94105